UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2012

Item 1.	Schedule of Investments.

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
Asset-Backed Securities–2.9%
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-2, Cl. C, 2.26%, 7/16/18[1]	$6,295,000	$6,381,267
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.:
Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	1,685,000	1,685,833
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	840,000	840,419
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. E, 6.40%, 4/9/18[1]	250,000	270,294
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. C, 2.67%, 1/8/18	2,900,000	2,984,779
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	1,600,000	1,618,408
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 2.35%, 12/10/18	3,375,000	3,375,395
Bank of America Auto Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D., 2.99%, 3/15/19	4,485,000	4,583,565
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	1,654,923	1,656,195
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. A, 1.52%, 3/15/20[1]	1,420,000	1,421,240
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	705,000	713,233
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	4,000,000	4,080,680
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[1]	2,800,000	2,821,843
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[1,2]	570,000	570,427
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	1,665,000	1,740,098

1	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[1]	$1,048,104	$1,051,217
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.:
Series 2012-5, Cl. C, 2.70%, 8/15/18	4,140,000	4,281,435
Series 2012-5, Cl. D, 3.30%, 9/17/18	2,140,000	2,206,719
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 10/15/18	2,085,000	2,085,762
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. A2, 1.10%, 3/16/15	1,420,000	1,420,716
Series 2012-1, Cl. B, 1.87%, 9/15/15	2,415,000	2,417,027
Series 2012-1, Cl. C, 2.52%, 3/15/16	1,745,000	1,746,410

Total Asset-Backed Securities (Cost $49,804,214)		49,952,962
Mortgage-Backed Obligations–67.2%
Government Agency–60.4%
FHLMC/FNMA/FHLB/Sponsored–55.6%
Federal Home Loan Mortgage Corp.:
3.50%, 1/1/43[3]	12,865,000	13,684,139
4.50%, 5/1/19	150,386	158,795
6%, 5/15/18-10/15/29	7,563,026	8,218,600
6.50%, 4/15/18-4/1/34	4,235,975	4,751,169
7%, 8/15/16-10/1/37	2,436,385	2,835,685
7.50%, 1/1/32-9/15/33	5,735,803	6,999,363
8%, 4/1/16	462,778	495,013
8.50%, 3/15/31	154,238	194,217
9%, 8/1/22-5/1/25	192,067	221,616
10%, 8/16/21	44,023	45,401
11%, 12/15/20	38,113	45,716
11.50%, 6/15/20-12/3/20	34,730	35,446
12%, 6/15/15	3,573	3,664
12.50%, 7/15/19	6,539	6,970
13%, 8/15/15	11,793	12,402
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.90%, 6/15/21[2]	7,745	7,814
Series 151, Cl. F, 9%, 5/15/21	30,288	34,761
Series 1695, Cl. F, 2.381%, 3/15/24[2]	1,801,971	1,854,425
Series 2006-11, Cl. PS, 23.798%, 3/25/36[2]	1,152,234	1,690,214
Series 2035, Cl. PC, 6.95%, 3/15/28	1,155,431	1,347,181
Series 2084, Cl. ZC, 6.50%, 8/15/28	629,450	713,247
Series 2116, Cl. ZA, 6%, 1/15/29	908,561	1,027,035
Series 2122, Cl. FD, 0.559%, 2/15/29[2]	926,605	932,564

2	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 2132, Cl. FN, 1.114%, 3/15/29[2]	$1,450,068	$1,476,483
Series 2148, Cl. ZA, 6%, 4/15/29	1,605,877	1,812,863
Series 2195, Cl. LH, 6.50%, 10/15/29	2,262,704	2,599,096
Series 2220, Cl. PD, 8%, 3/15/30	301,379	358,316
Series 2281, Cl. Z, 6.50%, 2/15/31	3,106,851	3,568,408
Series 2319, Cl. BZ, 6.50%, 5/15/31	4,693,265	5,391,752
Series 2326, Cl. ZP, 6.50%, 6/15/31	1,018,791	1,174,841
Series 2344, Cl. FP, 1.159%, 8/15/31[2]	778,121	798,272
Series 2368, Cl. TG, 6%, 10/15/16	131,549	139,060
Series 2392, Cl. FB, 0.809%, 1/15/29[2]	240,485	243,458
Series 2396, Cl. FE, 0.809%, 12/15/31[2]	374,492	380,237
Series 2401, Cl. FA, 0.859%, 7/15/29[2]	317,815	322,071
Series 2427, Cl. ZM, 6.50%, 3/15/32	231,790	267,790
Series 2464, Cl. FI, 1.209%, 2/15/32[2]	518,035	530,254
Series 2470, Cl. LF, 1.209%, 2/15/32[2]	529,994	542,495
Series 2471, Cl. FD, 1.209%, 3/15/32[2]	762,326	780,361
Series 2481, Cl. AF, 0.759%, 3/15/32[2]	445,268	450,777
Series 2500, Cl. FD, 0.709%, 3/15/32[2]	636,417	644,211
Series 2504, Cl. FP, 0.709%, 3/15/32[2]	866,759	876,701
Series 2526, Cl. FE, 0.609%, 6/15/29[2]	808,221	814,619
Series 2530, Cl. FD, 0.709%, 2/15/32[2]	1,032,873	1,044,243
Series 2538, Cl. F, 0.809%, 12/15/32[2]	122,132	123,479
Series 2550, Cl. FI, 0.559%, 11/15/32[2]	560,444	562,118
Series 2551, Cl. FD, 0.609%, 1/15/33[2]	787,549	794,373
Series 2627, Cl. KM, 4.50%, 6/1/18	2,015,197	2,138,369
Series 2668, Cl. AZ, 4%, 9/1/18	861,830	907,369
Series 2676, Cl. KY, 5%, 9/15/23	3,024,765	3,320,536
Series 2708, Cl. N, 4%, 11/1/18	1,864,139	1,945,973
Series 2843, Cl. A, 4.96%, 9/1/31	5,242,634	5,271,796
Series 3013, Cl. GA, 5%, 6/1/34	3,392,320	3,520,680
Series 3025, Cl. SJ, 23.984%, 8/15/35[2]	280,958	418,409
Series 3134, Cl. FA, 0.509%, 3/15/36[2]	10,113,963	10,160,356
Series 3342, Cl. FT, 0.659%, 7/15/37[2]	5,100,597	5,126,709
Series 3465, Cl. HA, 4%, 7/1/17	524,518	538,709
Series 3617, Cl. DC, 4%, 7/1/27	3,562,460	3,643,743
Series 3647, Cl. BD, 3%, 12/1/19	20,521,705	21,026,005
Series 3676, Cl. DA, 4%, 4/1/22	296,697	296,995
Series 3804, Cl. WJ, 3%, 3/1/39	18,523,670	18,891,569
Series 3822, Cl. JA, 5%, 6/1/40	1,067,811	1,114,024
Series 3848, Cl. WL, 4%, 4/1/40	5,016,753	5,348,024
Series 3917, Cl. BA, 4%, 6/1/38	5,792,546	6,132,459
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 11.637%, 2/1/28[4]	317,633	75,787
Series 205, Cl. IO, 14.83%, 9/1/29[4]	2,248,270	512,062

3	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 206, Cl. IO, 0%, 12/1/29[4,5]	$106,806	$20,755
Series 2074, Cl. S, 56.351%, 7/17/28[4]	485,831	116,019
Series 2079, Cl. S, 67.064%, 7/17/28[4]	844,629	202,618
Series 243, Cl. 6, 13.027%, 12/15/32[4]	888,971	190,924
Series 2493, Cl. S, 58.26%, 9/15/29[4]	596,564	143,851
Series 2526, Cl. SE, 37.172%, 6/15/29[4]	1,116,656	266,323
Series 2720, Cl. SA, 47.176%, 1/15/29[4]	2,814,697	114,251
Series 2795, Cl. SH, 20.80%, 3/15/24[4]	7,508,889	1,186,165
Series 2796, Cl. SD, 63.432%, 7/15/26[4]	243,226	53,587
Series 2819, Cl. S, 53.714%, 6/15/34[4]	10,631,313	2,382,804
Series 2835, Cl. BS, 45.50%, 12/15/28[4]	5,562,991	380,449
Series 2920, Cl. S, 64.199%, 1/15/35[4]	5,635,744	1,140,576
Series 2922, Cl. SE, 11.235%, 2/15/35[4]	985,116	231,230
Series 3201, Cl. SG, 9.837%, 8/15/36[4]	1,819,374	313,273
Series 3450, Cl. BI, 14.914%, 5/15/38[4]	6,403,283	975,352
Series 3606, Cl. SN, 9.09%, 12/15/39[4]	1,738,488	266,955
Series 3662, Cl. SM, 27.282%, 10/15/32[4]	4,559,961	613,592
Series 3736, Cl. SN, 8.022%, 10/15/40[4]	10,912,230	1,858,850
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	11,812,639	12,128,262
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 11.803%, 12/1/31[6]	633,591	593,988
Series 219, Cl. PO, 12.407%, 3/1/32[6]	1,736,394	1,626,463
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.709%, 5/15/36[2]	6,736,903	6,813,094
Federal National Mortgage Assn.:
2.50%, 1/1/28[3]	238,455,000	249,409,027
3%, 1/1/28-1/1/43[3]	50,740,000	53,246,941
3.50%, 8/1/40	2,880,112	3,066,119
3.50%, 1/1/28-1/1/43[3]	24,320,000	25,901,860
4%, 9/1/18-10/1/18	11,289,621	12,120,701
4%, 1/1/43[3]	37,670,000	40,389,303
4.50%, 5/25/18-8/1/26	23,068,767	24,855,820
4.50%, 1/1/43[3]	45,973,000	49,674,185
5%, 2/25/18-7/25/22	26,722,090	29,051,637
5.50%, 9/1/19-1/1/36	7,667,627	8,359,925
6%, 3/25/17-2/1/40	16,064,886	17,768,256
6.50%, 6/25/17-1/1/34	20,117,410	23,000,231
7%, 7/25/13-2/25/36	13,239,979	15,662,380
7.50%, 2/25/27-8/25/33	15,977,196	19,364,499

4	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
8%, 6/25/17	$515	$570
8.50%, 7/1/32	75,190	93,312
9%, 8/25/19	5,981	6,964
9.50%, 11/25/21	4,441	5,106
11%, 11/25/15-8/13/19	175,902	185,306
11.25%, 3/10/16	29,619	29,823
11.50%, 8/8/19	15,670	15,777
12%, 1/25/16-5/25/16	13,508	13,720
12.50%, 8/25/15-12/25/15	10,798	11,079
13%, 9/8/15-8/25/26	47,352	48,379
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18	33,298	36,870
Trust 1991-109, Cl. Z, 8.50%, 9/25/21	18,872	21,941
Trust 1997-16, Cl. PD, 7%, 3/18/27	2,029,567	2,362,115
Trust 1998-59, Cl. Z, 6.50%, 10/25/28	182,973	209,849
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,138,954	1,304,667
Trust 2001-69, Cl. PF, 1.21%, 12/25/31[2]	1,144,428	1,171,548
Trust 2002-12, Cl. PG, 6%, 3/25/17	3,650,597	3,924,565
Trust 2002-19, Cl. PE, 6%, 4/25/17	293,554	311,282
Trust 2002-29, Cl. F, 1.21%, 4/25/32[2]	538,519	551,420
Trust 2002-39, Cl. FD, 1.209%, 3/18/32[2]	935,213	958,738
Trust 2002-52, Cl. FD, 0.71%, 9/25/32[2]	779,652	790,126
Trust 2002-53, Cl. FY, 0.71%, 8/25/32[2]	696,650	704,621
Trust 2002-64, Cl. FJ, 1.21%, 4/25/32[2]	165,962	169,938
Trust 2002-65, Cl. FB, 1.21%, 7/25/32[2]	1,062,496	1,087,869
Trust 2002-68, Cl. FH, 0.709%, 10/18/32[2]	338,665	342,523
Trust 2002-77, Cl. TF, 1.209%, 12/18/32[2]	2,125,069	2,174,240
Trust 2002-82, Cl. FE, 1.21%, 12/25/32[2]	979,748	1,002,856
Trust 2002-9, Cl. PC, 6%, 3/25/17	2,063,067	2,203,179
Trust 2002-90, Cl. FJ, 0.71%, 9/25/32[2]	368,105	372,390
Trust 2002-90, Cl. FM, 0.71%, 9/25/32[2]	353,947	358,067
Trust 2003-111, Cl. HF, 0.61%, 5/25/30[2]	372,733	372,895
Trust 2003-112, Cl. AN, 4%, 11/1/18	3,177,499	3,346,786
Trust 2003-116, Cl. FA, 0.61%, 11/25/33[2]	512,462	516,427
Trust 2003-119, Cl. FK, 0.71%, 5/25/18[2]	6,042,868	6,083,168
Trust 2003-130, Cl. CS, 13.681%, 12/25/33[2]	1,276,183	1,578,182

5	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2003-21, Cl. FK, 0.61%, 3/25/33[2]	$57,263	$57,761
Trust 2003-26, Cl. XF, 0.66%, 3/25/23[2]	2,606,913	2,623,250
Trust 2003-44, Cl. CB, 4.25%, 3/1/33	1,029,308	1,076,213
Trust 2003-45, Cl. AB, 3.75%, 5/1/33	252,115	258,011
Trust 2004-101, Cl. BG, 5%, 1/25/20	3,903,231	4,153,865
Trust 2004-29, Cl. QG, 4.50%, 12/1/32	4,661,877	4,811,465
Trust 2004-72, Cl. FB, 0.71%, 9/25/34[2]	2,970,495	3,011,215
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	5,232,395	6,044,475
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	8,786,788	9,913,729
Trust 2005-45, Cl. XA, 0.55%, 6/25/35[2]	3,272,630	3,291,125
Trust 2005-5, Cl. AB, 5%, 4/1/32	2,915,826	3,011,090
Trust 2005-67, Cl. BF, 0.56%, 8/25/35[2]	2,858,273	2,883,529
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	2,573,482	2,633,265
Trust 2005-85, Cl. FA, 0.56%, 10/25/35[2]	6,387,730	6,444,322
Trust 2006-46, Cl. SW, 23.43%, 6/25/36[2]	1,077,734	1,574,894
Trust 2006-50, Cl. KS, 23.431%, 6/25/36[2]	900,509	1,338,536
Trust 2006-50, Cl. SK, 23.431%, 6/25/36[2]	238,437	365,038
Trust 2007-109, Cl. NF, 0.76%, 12/25/37[2]	7,803,658	7,911,243
Trust 2007-42, Cl. A, 6%, 2/1/33	3,136,755	3,220,679
Trust 2007-79, Cl. FA, 0.66%, 8/25/37[2]	2,928,210	2,961,215
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	869,107	921,360
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	1,876,547	1,927,825
Trust 2009-36, Cl. FA, 1.15%, 6/25/37[2]	19,631,754	19,935,242
Trust 2009-37, Cl. HA, 4%, 4/1/19	4,814,759	5,088,519
Trust 2009-70, Cl. PA, 5%, 8/1/35	5,346,710	5,400,913
Trust 2010-37, Cl. NG, 4%, 1/1/28	8,829,755	9,061,253
Trust 2011-122, Cl. EA, 3%, 11/1/29	4,845,946	4,954,585
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	11,733,043	11,900,955
Trust 2011-15, Cl. DA, 4%, 3/1/41	8,230,007	8,827,715
Trust 2011-3, Cl. KA, 5%, 4/1/40	4,842,828	5,296,948
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	1,982,126	2,061,185
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	2,926,536	3,015,609
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 31.248%, 12/18/31[4]	863,653	180,785
Trust 2001-68, Cl. SC, 21.545%, 11/25/31[4]	724,099	151,863
Trust 2001-78, Cl. JS, 3.929%, 8/25/41[4]	4,124,215	613,361
Trust 2001-81, Cl. S, 23.878%, 1/25/32[4]	562,596	134,239

6	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2002-28, Cl. SA, 38.239%, 4/25/32[4]	$552,231	$123,589
Trust 2002-38, Cl. SO, 51.887%, 4/25/32[4]	845,872	187,985
Trust 2002-39, Cl. SD, 42.385%, 3/18/32[4]	907,650	211,532
Trust 2002-48, Cl. S, 32.783%, 7/25/32[4]	872,577	197,098
Trust 2002-52, Cl. SD, 39.003%, 9/25/32[4]	779,652	181,188
Trust 2002-52, Cl. SL, 36.15%, 9/25/32[4]	576,654	133,030
Trust 2002-53, Cl. SK, 41.036%, 4/25/32[4]	529,595	124,794
Trust 2002-56, Cl. SN, 34.553%, 7/25/32[4]	1,185,107	267,926
Trust 2002-60, Cl. SM, 28.809%, 8/25/32[4]	1,675,411	274,451
Trust 2002-77, Cl. IS, 47.256%, 12/18/32[4]	1,210,746	288,910
Trust 2002-77, Cl. SH, 39.547%, 12/18/32[4]	811,732	187,778
Trust 2002-9, Cl. MS, 27.622%, 3/25/32[4]	917,923	207,868
Trust 2003-33, Cl. IA, 2.695%, 5/25/33[4]	174,654	31,214
Trust 2003-33, Cl. SP, 29.826%, 5/25/33[4]	2,110,043	348,947
Trust 2003-38, Cl. SA, 29.229%, 3/25/23[4]	2,094,994	203,101
Trust 2003-4, Cl. S, 29.567%, 2/25/33[4]	1,217,453	228,145
Trust 2005-12, Cl. SC, 14.154%, 3/25/35[4]	500,313	123,654
Trust 2005-122, Cl. SD, 53.383%, 6/25/35[4]	7,334,939	1,233,319
Trust 2005-14, Cl. SE, 45.129%, 3/25/35[4]	7,514,722	1,179,014
Trust 2005-40, Cl. SA, 55.132%, 5/25/35[4]	2,951,302	643,153
Trust 2005-5, Cl. SD, 11.676%, 1/25/35[4]	1,990,866	314,217
Trust 2005-63, Cl. SA, 48.843%, 10/25/31[4]	2,889,242	530,911
Trust 2005-63, Cl. X, 34.096%, 10/25/31[4]	34,202	992

7	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2005-71, Cl. SA, 60.196%, 8/25/25[4]	$3,400,968	$537,268
Trust 2006-51, Cl. SA, 35.466%, 6/25/36[4]	7,730,213	1,185,711
Trust 2007-75, Cl. BI, 7.66%, 8/25/37[4]	8,219,913	1,806,319
Trust 2007-77, Cl. SB, 0%, 12/25/31[4,5]	148,496	1,373
Trust 2008-46, Cl. EI, 17.144%, 6/25/38[4]	6,611,600	1,017,529
Trust 2008-55, Cl. SA, 10.145%, 7/25/38[4]	118,845	17,325
Trust 2009-8, Cl. BS, 22.648%, 2/25/24[4]	3,026,762	308,004
Trust 2009-85, Cl. IO, 13.919%, 10/1/24[4]	6,434,903	495,563
Trust 2011-48, Cl. IC, 42.706%, 5/1/13[4]	15,863,640	97,485
Trust 2011-84, Cl. IG, 4.103%, 8/1/13[4]	22,972,906	248,195
Trust 221, Cl. 2, 39.657%, 5/1/23[4]	1,511,666	318,892
Trust 254, Cl. 2, 35.438%, 1/1/24[4]	1,922,165	403,677
Trust 294, Cl. 2, 19.063%, 2/1/28[4]	2,164,785	374,969
Trust 301, Cl. 2, 1.442%, 4/1/29[4]	1,002,915	234,209
Trust 321, Cl. 2, 16.474%, 4/1/32[4]	5,753,830	897,202
Trust 324, Cl. 2, 0%, 7/1/32[4,5]	1,938,606	297,345
Trust 331, Cl. 10, 13.724%, 2/1/33[4]	2,686,258	409,938
Trust 331, Cl. 4, 8.303%, 2/1/33[4]	2,244,314	420,057
Trust 331, Cl. 5, 11.238%, 2/1/33[4]	3,261,265	638,928
Trust 331, Cl. 6, 0%, 2/1/33[4,5]	3,221,426	604,210
Trust 334, Cl. 10, 5.936%, 2/1/33[4]	1,324,619	250,259
Trust 339, Cl. 15, 4.20%, 7/1/33[4]	1,206,677	221,749
Trust 339, Cl. 7, 0%, 7/1/33[4,5]	2,416,474	336,570
Trust 351, Cl. 8, 0.496%, 4/1/34[4]	2,343,268	345,790
Trust 356, Cl. 10, 0%, 6/1/35[4,5]	1,814,654	256,184
Trust 356, Cl. 12, 0%, 2/1/35[4,5]	889,650	123,902
Trust 362, Cl. 13, 0%, 8/1/35[4,5]	2,502,633	376,231
Trust 364, Cl. 15, 0%, 9/1/35[4,5]	1,439,827	204,224
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 327, Cl. 1, 11.037%, 9/1/32[6]	444,874	418,645
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 16.464%, 10/15/29[4]	27,541,221	225,012

8	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 2001-3, Cl. IO, 19.809%, 5/15/31[4]	$12,339,740	$84,731
Series 2002-2, Cl. IO, 20.254%, 1/15/32[4]	33,026,465	106,960
Series 2002-3, Cl. IO, 17.313%, 8/15/32[4]	45,994,925	374,872
Series 2003-1, Cl. IO, 15.038%, 11/15/32[4]	66,891,292	454,259

		965,631,532
GNMA/Guaranteed–0.9%
Government National Mortgage Assn.:
6.50%, 1/29/24	111,906	127,216
7%, 1/29/28-2/8/30	767,865	918,979
7.50%, 6/29/28-8/29/28	482,658	513,760
8%, 9/29/28	34,415	36,170
8.50%, 8/1/17-12/15/17	288,749	309,015
9.50%, 9/29/17	1,702	1,780
10.50%, 12/29/17-1/29/21	66,450	67,290
11%, 11/8/19	44,102	47,657
11.50%, 5/29/13	2,466	2,478
13%, 9/29/14	292	294
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	7,018,180	8,571,419
Series 2009-66, Cl. CD, 2.50%, 8/1/39	734,296	757,393
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 66.454%, 7/16/28[4]	1,847,064	462,671
Series 1998-6, Cl. SA, 81.603%, 3/16/28[4]	1,123,529	276,049
Series 2001-21, Cl. SB, 82.18%, 1/16/27[4]	1,895,975	373,418
Series 2002-76, Cl. SG, 9.851%, 10/16/29[4]	361,333	81,636
Series 2010-111, Cl. GI, 40.376%, 9/1/13[4]	64,162,183	755,125
Series 2010-147, Cl. LI, 32.122%, 11/1/13[4]	36,370,519	522,532
Series 2011-52, Cl. HS, 11.748%, 4/16/41[4]	7,504,865	2,096,386
Series 2011-82, Cl. IG, 8.043%, 6/1/13[4]	14,670,131	110,011

		16,031,279

9	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
Other Agency–3.9%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	$3,678,671	$3,745,012
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	8,560,000	9,157,732
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	9,073,085	9,604,686
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.663%, 10/7/20[2]	6,867,345	6,893,097
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.773%, 12/8/20[2]	21,952,499	22,062,262
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	5,591,866	5,805,930
NCUA Guaranteed Notes Trust, Asset-Backed Nts., Series 2010-A1, Cl. A, 0.563%, 12/7/20[2]	10,430,122	10,461,412

		67,730,131
Non-Agency–6.8%
Commercial–5.3%
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36[7]	6,587,397	6,559,401
Series 2012-RR2, Cl. 6A3, 3.114%, 9/1/35[1,2]	6,230,871	6,313,305
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	1,071,320	1,091,015
CHL Mortgage Pass-Through Trust 2003-J5, Mtg. Pass-Through Certificates, Series 2003-J5, Cl. 2A1, 5%, 7/1/18	1,912,503	1,964,346
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.661%, 10/1/35[1,2]	8,009,323	7,686,399
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[1]	5,523,418	5,841,968

10	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
Commercial Continued
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2012-CR5, Cl. XA, 3.239%, 12/1/45[4]	$14,685,000	$1,816,192
Series 2010-C1, Cl. XPA, 5.007%, 9/1/20[1,4]	42,512,468	2,502,199
FDIC Trust, Commercial Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[7]	9,327,378	9,353,308
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	5,235,000	6,202,373
GS Mortgage Securities Trust 2007-GG10, Commercial Mtg. Pass-Through Certificates, Series 2007-GG10, Cl. A2, 5.778%, 8/1/45	3,495,191	3,513,777
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	2,905,961	2,883,553
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	5,567,772	5,748,693
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	3,944,778	3,964,843
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	2,063,609	2,118,630
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. A2, 5.728%, 2/1/49[2]	257,323	257,410
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 5.812%, 6/1/49[2]	4,000,355	4,375,628
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.298%, 11/1/36[2,7]	8,618,999	8,552,256
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 3/1/42	3,180,281	3,246,760

11	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
Commercial Continued
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.808%, 2/1/37[2]	$3,850,825	$3,152,014
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[1,2]	340,000	308,111
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 11.244%, 3/1/44[4]	50,378,944	4,121,098

		91,573,279
Residential–1.5%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.17%, 5/25/34[2]	6,629,128	6,168,732
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.227%, 5/1/36[2]	3,033,151	2,834,122
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.33%, 6/25/47[2]	1,510,506	1,491,723
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.677%, 10/25/36[2]	3,153,780	3,035,562
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.693%, 12/25/34[2]	1,957,728	1,966,925
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.504%, 1/1/36[2]	1,279,926	1,148,473
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	178,008	132,828
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	5,451,526	4,067,863
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,551,101	1,913,360

12	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

			Principal Amount	Value
Residential Continued
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35			$3,817,864	$4,062,011

				26,821,599

Total Mortgage-Backed Obligations (Cost $1,134,467,157)				1,167,787,820
U.S. Government Obligations–41.1%
Federal Home Loan Mortgage Corp. Nts.:
0.50%, 4/17/15			32,329,000	32,479,621
0.75%, 1/12/18			74,731,000	74,316,243
1.25%, 8/1/19-10/2/19			29,535,000	29,501,282
2.375%, 1/13/22			8,707,000	9,104,126
5.25%, 4/18/16			22,385,000	25,911,913
Federal National Mortgage Assn. Nts.:
0.375%, 12/21/15			161,783,000	161,701,623
0.50%, 9/28/15			52,741,000	52,943,367
0.875%, 12/20/17			93,634,000	93,930,726
4.375%, 10/15/15			26,912,000	29,901,627
U.S. Treasury Bills:
0.018%, 1/3/13[8]			158,725,000	158,724,675
0.036%, 1/24/13			8,500,000	8,499,805
0.051%, 1/10/13[9]			37,300,000	37,299,524

Total U.S. Government Obligations (Cost $709,198,669)				714,314,532
Short-Term Notes–13.6%
Federal Home Loan Bank:
0.04%, 1/7/13			50,000,000	49,999,667
0.04%, 1/18/13			5,750,000	5,749,891
0.06%, 1/4/13			9,225,000	9,224,958
0.07%, 1/2/13			16,000,000	15,999,969
0.07%, 1/9/13			12,500,000	12,499,806
Federal National Mortgage Assn.:
0.01%, 1/2/13			53,450,000	53,449,954
0.05%, 1/14/13			82,500,000	82,498,510
0.05%, 1/16/13			7,200,000	7,199,850

Total Short-Term Notes (Cost $236,622,605)				236,622,605

	Expiration Date	Strike Price	Contracts
Options Purchased–0.0%
U.S. Long Bonds Futures, 3/19/13 Put[10]	1/28/13	$145.000	39	21,328
U.S. Treasury Long Bonds Futures, 3/19/13 Put[10]	1/2/13	145.000	17	266

13	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury Long Bonds Futures, 3/19/13 Put[10]	1/7/13	$145.000	61	$7,625
U.S. Treasury Long Bonds Futures, 3/19/13 Put[10]	1/7/13	147.000	14	8,313
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	128.500	166	2,594
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	130.500	190	17,813
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	131.500	33	7,219
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	132.000	48	15,750
U.S. Treasury Nts., 10 yr. Futures, 3/19/13 Put[10]	1/28/13	132.500	27	13,500

Total Options Purchased (Cost $84,770)				94,408

		Swaption Expiration Date	Notional Amount
Swaptions Purchased–0.0%
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.905%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/45[10] (Cost $263,763)		9/29/15	$2,235,659	280,040

Total Investments, at Value (Cost $2,130,441,178)		124.8%		2,169,052,367
Liabilities in Excess of Other Assets		(24.8)		(430,455,211)

Net Assets		100.0%		$1,738,597,156

14	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $46,903,658 or 2.70% of the Fund’s net assets as of December 31, 2012.
2.	Represents the current interest rate for a variable or increasing rate security.
3.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2012. See accompanying Notes.
4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $46,140,746 or 2.65% of the Fund’s net assets as of December 31, 2012.
5.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $2,639,096 or 0.15% of the Fund’s net assets as of December 31, 2012.
7.	Restricted security. The aggregate value of restricted securities as of December 31, 2012 was $24,464,965, which represents 1.41% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36	6/14/12	$6,496,821	$6,559,401	$62,580
FDIC Trust, Commercial Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	9,327,378	9,353,308	25,930
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.298%, 11/1/36	10/24/12	8,640,460	8,552,256	(88,204)

		$24,464,659	$24,464,965	$306

8.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $20,000. See accompanying Notes.
9.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,399,983. See accompanying Notes.
10.	Non-income producing security.

15	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Futures Contracts as of December 31, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bonds, 20 yr.	Sell	104	3/19/13	$15,340,000	$97,270
U.S. Treasury Nts., 2 yr.	Buy	1,676	3/28/13	369,505,625	74,155
U.S. Treasury Nts., 5 yr.	Sell	1,074	3/28/13	133,620,704	(61,271)
U.S. Treasury Nts., 10 yr.	Sell	1,549	3/19/13	205,678,156	460,368
U.S. Treasury Ultra Bonds	Buy	4	3/19/13	650,375	(9,945)

					$560,577

Written Options as of December 31, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
U.S. Long Bonds Futures, 3/19/13	Put	78	$143.000	1/28/13	$12,752	$(17,063)	$(4,311)
U.S. Treasury Long Bonds Futures, 3/19/13	Put	168	143.000	1/7/13	2,313	(5,250)	(2,937)
U.S. Treasury Long Bonds Futures, 3/19/13	Put	1	146.000	1/7/13	186	(281)	(95)
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	399	129.500	1/28/13	21,165	(18,703)	2,462
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	172	130.000	1/28/13	10,513	(10,750)	(237)
U.S. Treasury Nts., 10 yr. Futures, 3/19/13	Put	47	129.000	1/28/13	1,404	(1,469)	(65)

					$48,333	$(53,516)	$(5,183)

Interest Rate Swap Contracts as of December 31, 2012 are as follows:

Interest Rate/Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR:
Citibank NA	$36,460	0.813%	Three-Month USD BBA LIBOR	10/18/17	$(73,395)
Citibank NA	36,940	0.819	Three-Month USD BBA LIBOR	9/17/17	(156,658)
Deutsche Bank AG	18,100	0.881	Three-Month USD BBA LIBOR	8/28/17	(148,989)

Total	91,500				(379,042)

Total Interest Rate Swaps					$(379,042)

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

16	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of December 31, 2012 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)	Value
Citibank NA	Interest Rate	$73,400	$(230,053)
Deutsche Bank AG	Interest Rate	18,100	(148,989)

Total Swaps			$(379,042)

As of December 31, 2012, the Fund had entered into the following written swaption contract:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation
Three-Month USD BBA LIBOR
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.935%; Termination Date: 9/30/20	Interest Rate Swap Pay Floating	$9,613	9/29/15	$246,101	$(238,866)	$7,235

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

17	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Notes to Statement of Investments

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$501,512,728
Sold securities	69,945,691

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

18	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per

19	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

20	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

21	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$49,952,962	$—	$49,952,962
Mortgage-Backed Obligations	—	1,157,326,408	10,461,412	1,167,787,820
U.S. Government Obligations	—	714,314,532	—	714,314,532
Short-Term Notes	—	236,622,605	—	236,622,605
Options Purchased	94,408	—	—	94,408
Swaptions Purchased	—	280,040	—	280,040

Total Investments, at Value	94,408	2,158,496,547	10,461,412	2,169,052,367
Other Financial Instruments:
Futures margins	359,381	—	—	359,381

Total Assets	$453,789	$2,158,496,547	$10,461,412	$2,169,411,748

Liabilities Table
Other Financial Instruments:
Futures margins	$(21,906)	$—	$—	$(21,906)
Appreciated options written, at value	(18,703)	—	—	(18,703)
Depreciated options written, at value	(34,813)	—	—	(34,813)
Appreciated swaptions written, at value	—	(238,866)	—	(238,866)
Depreciated swaps, at value	—	(379,042)	—	(379,042)

Total Liabilities	$(75,422)	$(617,908)	$—	$(693,330)

22	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Mortgaged-Backed Obligations	$(69,957,888)	$69,957,888

*	Transferred from Level 2 to Level 3 because of the lack of observable market data.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

23	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives,

24	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $280,040, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $41,174 as of December 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of December 31, 2012 the Fund has not required certain counterparties to post collateral.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

25	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

As of December 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $379,042 for which the Fund has posted collateral of $20,000. If a contingent feature would have been triggered as of December 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

26	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended December 31, 2012, the Fund had an ending monthly average market value of $375,662,376 and $347,531,889 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended December 31, 2012, the Fund had an ending monthly average market value of $18,750 and $105,998 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

27	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended December 31, 2012, the Fund had an ending monthly average market value of $547 and $47,273 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended December 31, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 28, 2012	2	$1,747	1,583	$97,694
Options written	641	32,466	7,461	426,191
Options closed or expired	(643)	(34,213)	(8,179)	(475,552)

Options outstanding as of December 31, 2012	—	$—	865	$48,333

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

28	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended December 31, 2012, the Fund had ending monthly average notional amounts of $82,385,000 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

29	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the period ended December 31, 2012, the Fund had an ending monthly average market value of $260,511 and $241,665 on purchased and written swaptions, respectively.

30	Oppenheimer Limited-Term Government Fund

Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Written swaption activity for the period ended December 31, 2012 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 28, 2012	9,613,333	$246,101

Swaptions outstanding as of December 31, 2012	9,613,333	$246,101

Restricted Securities

As of December 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,130,672,818
Federal tax cost of other investments	14,662,129

Total federal tax cost	$2,145,334,947

Gross unrealized appreciation	$48,884,577
Gross unrealized depreciation	(10,321,441)

Net unrealized appreciation	$38,563,136

31	Oppenheimer Limited-Term Government Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 2/11/2013